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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
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     Date of Report (Date of earliest event reported): October 11, 2000
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                            WAMEX Holdings, Inc.
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           (Exact name of registrant as specified in its charter)

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               (State or other jurisdiction of incorporation)

                            333-32688 65-0789306
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         (Commission File Number) (IRS Employer Identification No.)

                           61 Broadway, Room 2805
                             New York, NY 10006
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             (Address of principal executive offices) (Zip Code)

                               (212) 785-4485
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             Registrant's telephone number, including area code:

              3040 Nostrand Avenue, Marine Park, New York 11229
                               (718) 677-4111
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                 (Former name, address and telephone number)



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ITEM 6. RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

On October 11, 2000, Mr. Mitchell H. Cushing, the Company's Chief Executive Officer and Chairman of the Executive Board, and Mr. Russell Chimenti, the Chief Administrative Officer and a member of the Executive Board, resigned for personal reasons.

Mr. Sascha Mundstein was appointed Chief Executive Officer and Chairman of the Executive Board, replacing Mr. Cushing, and Mr. Christof Wessely was appointed Chief Administrative Officer and a member of the Executive Board, replacing Mr. Chimenti.

EXHIBITS

17.1  Resignation of Mitchell Cushing, dated October 11, 2000.

17.2  Resignation of Russell Chimenti, dated October 11, 2000.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAMEX HOLDINGS, INC.

/s/Sascha Mundstein
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SASCHA MUNDSTEIN
Chief Executive Officer